                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

 Check the appropriate box:
 [ ] Preliminary proxy statement                        [ ] Confidential, For Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
 [X] Definitive proxy statement
 [ ] Definitive additional materials
 [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      Frontline Communications Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than Recipient)

Payment of Filing Fee (Check the appropriate box):
 [X]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5) Total Fee Paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      (3) Filing party:

--------------------------------------------------------------------------------

      (4) Date filed:

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965

                                                                    May 22, 2002


Dear Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Frontline Communications Corporation (the "Company") which will be held on Wednesday, June 26, 2002 at 11:30 A.M. at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

         The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

         Your Board of Directors unanimously believes that the election of the nominees set forth in the Proxy Statement as directors is in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" the nominees on the enclosed proxy card.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company in writing, at 59 Maiden Lane, New York, New York 10038.

         Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting and appreciate your continued support.


                                        Sincerely yours,


                                        Stephen J. Cole-Hatchard
                                        Chief Executive Officer

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 2002

                              --------------------

To the Stockholders of FRONTLINE COMMUNICATIONS CORPORATION.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting ("Annual Meeting") of Stockholders of Frontline Communications Corporation (the "Company") will be held on June 26, 2002, at 11:30 A.M. local time at the Board Room, American Stock Exchange, 86 Trinity Place, New York, New York 10006 for the following purposes:

         1. To elect five directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; and

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on May 20, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                   By Order of the Board of Directors,

                                   Stephen J. Cole-Hatchard
                                   Chief Executive Officer

May 22, 2002



--------------------------------------------------------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 26, 2002

         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Frontline Communications Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, June 26, 2002, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about May 24, 2002.

         Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

         The address and telephone number of the principal executive offices of the Company are: One Blue Hill Plaza, P.O. Box 1548, Pearl River, New York 10965, Telephone No.: (845) 623-8553.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         Only stockholders of record at the close of business on May 20, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 9,194,551 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                     VOTING PROCEDURES AND PROXY INFORMATION

         The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be either an employee of the

Company, a representative of the Company's outside counsel or a representative of the Company's transfer agent.

         In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no effect on that particular matter.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

         The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                              ELECTION OF DIRECTORS

         At this year's Annual Meeting, five directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2003. It is the intention of the Board of Directors to nominate Stephen J. Cole-Hatchard, Nicko Feinberg, William A. Barron, Joseph V. Donahue and Ronald
C. Signore as directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

         At this year's Annual Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

         The Board of Directors recommends that stockholders vote FOR the election of the nominees.

         Following is information with respect to the nominees for directors:

         Stephen J. Cole-Hatchard, 44, has been Chairman and Chief Executive Officer of the Company since August 1997 and was President of the Company from August 1997 to July 2001. Mr. Cole-Hatchard was Vice President of Finance of the Company from February 1997 to August 1997 and has been a director of the Company since February 1997. Prior to joining the Company, Mr. Cole-Hatchard was Chief Financial Officer for Hudson Technologies, Inc., a refrigerant services company specializing in recovery and decontamination services, from 1993 to 1996 and has been a licensed attorney since 1988.

         Nicko Feinberg, 30, founded the Company in 1995 and has been a director of the Company since November 1996 and President and Chief Operating Officer of the Company since July 2001. He was Executive Vice President of Technology of the Company from November 1996 to July 2001 and Chief Information Officer from August 1997 to July 2001. From April 1994 to October 1996, Mr. Feinberg was a Sales Manager and, from April 1991 to April 1994, a Sales Account Executive for Microage Computer Outlet, Inc., a company engaged in computer sales.

         William A. Barron, 52, has been a director of the Company since January 2000. Prior to retirement, Mr. Barron served as Vice President and Chief Financial Officer of Hudson Technologies, Inc. from July 1996 to March 1997. Prior to that, Mr. Barron was President and Chief Operating Officer for Diagnostek, Inc., a pharmacy benefit management company, from May 1994 to October 1995 and Executive Vice President and Chief Financial Officer for Diagnostek, Inc. from March 1993 to April 1994. From February 2001 through July 2001, as part of the Company's restructuring program, Mr. Barron served as interim Vice President and Chief Operating Officer of the Company.

          Joseph V. Donahue, 55, has served as the President of Donahue & Associates, a company engaged in corporate finance services, since 1994. From 1982 to 1994, Mr. Donahue served as an Executive Vice President of Sterling & Company, a private finance firm.

         Ronald C. Signore, 41, has been a director of the Company since December 1997. Mr. Signore has been a partner in the accounting firm of Gray, Signore & Co., LLP, for more than the past five years.

         All directors hold office until the next annual meeting of stockholders for the ensuing year or until their successors have been duly elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

         Following is information with respect to certain of the Company's officers:

         Vasan Thatham, 44, has been Vice President and Chief Financial Officer of the Company since February 1999. From 1994 through 1998, Mr. Thatham was Vice President and Chief Financial Officer of Esquire Communications Ltd., a company engaged in providing legal support services.

         Amy Wagner-Mele, 34, has been Executive Vice President and General Counsel of the Company since December 1998 and Secretary of the Company since September 1998. She served as a Vice President and Corporate Counsel of the Company from September 1998 to

December 1998. From September 1997 to August 1998, Ms. Wagner-Mele was an associate with the law firm of Winston & Strawn. From 1993 to 1997, Ms. Wagner-Mele was an associate with the law firm of Podvey, Sachs, Meanor, Catenacci, Hildner & Cocoziello, P.C.

         During the fiscal year ended December 31, 2001, the Board of Directors held 11 meetings. In addition, the Board took other action by unanimous written consent in lieu of a meeting. During 2001, each member of the Board participated in at least 75% of all Board and applicable committee meetings during the period for which he was a director. The Company has an Audit Committee comprised of Messrs. Barron, Crocker and Signore. Messrs Crocker and Signore are each an "independent director" under the rules of the American Stock Exchange and the National Association of Securities Dealers, Inc. Mr. Crocker is not standing for re-election at this annual Meeting. It is intended that if Mr. Donahue is elected as a director he will be appointed to serve on the Audit Committee. The Audit Committee has a written charter that sets forth the duties and responsibilities of its members, a copy of which was attached as Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 3, 2001. The Audit Committee supervises the audit and financial procedures of the Company. The Company has a Compensation/Stock Option committee of the Board comprised of Messrs. Cole-Hatchard, Barron and Signore. The Company does not have a standing nominating committee of the Board or other committee performing similar functions.

Audit Committee Report

         In March 2002, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company's independent auditors, Goldstein Golub Kessler LLP, regarding the matters required by the Statement on Auditing Standards No.
61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from Goldstein Golub Kessler LLP, regarding its independence and has discussed with Goldstein Golub Kessler LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                   The Audit Committee

                                   William Barron
                                   Stephen D. Crocker
                                   Ronald Signore

                             EXECUTIVE COMPENSATION

         The following table sets forth compensation paid to the Company's Chief Executive Officer and its three other most highly compensated executive officers (each of whom was serving at the end of the fiscal year ended December 31, 2001) during the years ended December 31, 1999, 2000 and 2001. No other executive officer of the Company received aggregate compensation which exceeded $100,000 during the year ended December 31, 2001. These four executive officers are referred to as the "Named Executives".

                           Summary Compensation Table

                                                                                       Long-Term
                                                  Annual Compensation              Compensation Award
                                             -----------------------------        ---------------------
Name and Principal Position                  Year   Salary($)     Bonus($)        Securities Underlying
---------------------------                  ----   ---------     --------             Options(#)
                                                                                       ----------
Stephen J. Cole-Hatchard.........            2001    114,423       67,725(1)             52,000
Chief Executive Officer                      2000    117,692       34,500                25,000
                                             1999    115,256            0               146,000

Nicko Feinberg...................            2001    109,518       49,175(2)             52,000
President                                    2000    110,000       24,500                27,000
                                             1999    108,615            0               146,000

Amy Wagner-Mele..................            2001    109,518       22,425(3)             52,000
Executive Vice President                     2000    110,000       32,000                12,000
                                             1999    108,615            0                26,000

Vasan Thatham....................            2001    109,518       15,051(4)             27,000
Chief Financial Officer                      2000    110,000       18,500                12,000
                                             1999     80,769            0                61,000

(1) Includes $43,725 representing the fair market value on the date of the award of 291,500 shares of common stock issued under the Company's 2001 Stock Incentive Plan.

(2) Includes $35,175 representing the fair market value on the date of the award of 234,500 shares of common stock issued under the Company's 2001 Stock Incentive Plan.

(3) Includes $22,425 representing the fair market value on the date of the award of 149,500 shares of common stock issued under the Company's 2001 Stock Incentive Plan.

(4) Includes $13,425 representing the fair market value on the date of the award of 89,500 shares of common stock issued under the Company's 2001 Stock Incentive Plan.

         The following table sets forth information concerning stock options granted in the year ended December 31, 2001 to the Named Executives:

              Option Grants in Fiscal Year Ended December 31, 2001

                                        Individual Grants
                                ---------------------------------

                                 Number of
                                 Securities
                                 Underlying    % of Total Options
                                  Options          Granted to            Exercise
                                  Granted           Employees              Price      Expiration
            Name                    (#)           in Fiscal Year         ($/Share)       Date
            ----                    ---           --------------         ---------       ----
Stephen J. Cole-Hatchard           52,000             11.69%              $0.22         3/31/06
Nicko Feinberg                     52,000             11.69%              $0.22         3/31/06
Amy Wagner-Mele                    52,000             11.69%              $0.22         3/31/06
Vasan Thatham                      27,000              6.07%              $0.22         3/31/06


        All of the options granted were exercisable at December 31, 2001.

         The following table sets forth information concerning the number of options owned by the Named Executives, the value of any in-the-money unexercised options as of December 31, 2001 and information concerning options exercised by the Named Executives during the year ended December 31, 2001:

             Aggregated Option Exercises and Year-End Option Values


                                                      Number of Securities
                                                           Underlying                Value of Unexercised
                                                       Unexercised Options          In-the-Money Options
                                Shares      Value    at December 31, 2001 (#)     at December 31, 2001 ($)*
                             Acquired on   Realized ---------------------------  ----------------------------
           Name              Exercise (#)     ($)   Exercisable   Unexercisable  Exercisable    Unexercisable
           ----              ------------     ---   -----------   -------------  -----------    -------------

Stephen J. Cole-Hatchard           0           0      301,000        1,000            0              0
Nicko Feinberg                     0           0      244,000        1,000            0              0
Amy Wagner-Mele                    0           0      149,000        1,000            0              0
Vasan Thatham                      0           0       99,000        1,000            0              0

         *The year-end values for unexercised in-the-money options represent the positive difference between the exercise price for the options and the year-end market value of the Common Stock. An option is "in-the-money" if the year-end fair market value of the Common Stock exceeds the option exercise price. The closing sale price of the Common Stock on December 31, 2001 was $.18.

Director Compensation

         Non-employee directors received $7,500 in 2001 for attending Board Meetings. In addition, pursuant to the Company's 2001 Stock Incentive Plan, the Company granted awards of shares of its common stock to the following directors:
William Barron - 87,000; Steven Crocker - 50,000; Ron Signore - 120,832.

Employment Agreements

         The Company has entered into three-year employment agreements with each of Messrs. Feinberg and Cole-Hatchard which provide for an annual base compensation of not less than $88,000 and $45,000, respectively, and such bonuses as the Board of Directors may, in its sole discretion, from time to time determine. The Company also entered into an employment agreement with Amy Wagner-Mele pursuant to which Ms. Wagner-Mele agreed to serve as Corporate Counsel at a salary of not less than $98,000 per annum. The employment agreements with Messrs. Feinberg and Cole-Hatchard expire in August 2002, and the employment agreement with Ms. Wagner-Mele expires in September 2002. All are subject to automatic successive one year renewals unless either the Company or the employee gives notice of intention not to renew the agreement. With the exception of Mr. Cole-Hatchard, the employment agreements provide for employment on a full-time basis and contain a provision that the employee will not compete or engage in a business competitive with the Company's current or anticipated business during the term of the employment agreement and for a period of two years thereafter. The Company has entered into a month-to-month employment agreement with Mr. Thatham that provides for a base salary at a rate of $95,000 per year.

         All of the employment agreements provide for each of the employees to be paid additional compensation equal to 295% of their annual base salary in the event of a change of ownership or effective control of the Company (as defined in the agreements). In November 2000, the employment agreements with Messrs. Olbermann and Jackson were terminated by mutual agreement.

1997 Stock Option Plan

         In February 1997 the Board of Directors and stockholders adopted the 1997 Stock Option Plan pursuant to which 500,000 shares of Common Stock were reserved for issuance upon exercise of options. In June 2000, the Board of Directors and the stockholders approved an amendment to increase to 2,000,000 the number of shares of Common Stock available for issuance upon exercise of options under the 1997 Stock Option Plan. The stock option plan is designed to serve as an incentive for retaining qualified and competent employees, directors and consultants.

         The Board of Directors or a committee of the Board administers the 1997 Stock Option Plan and is authorized, in its discretion, to grant options under the stock option plan to all eligible employees, including officers, directors (whether or not employees) and consultants. The 1997 Stock Option Plan provides for the granting of both "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options. Options can be granted under the stock option plan on such terms and at such prices as determined by the Board of Directors or its committee, except that the per share exercise price of options will not be less than the fair market value of the Common Stock on the date of grant. In the case of an incentive stock option granted to a stockholder who owns stock possessing more than 10% of the total combined voting power of all of the Company's classes of stock, the per share exercise price will not be less than 110% of the fair market value on the date of grant. The aggregate fair market value (determined on the date of grant) of the shares covered by incentive stock options granted under the Company's stock option plan that becomes exercisable by a grantee of the first time in any calendar year is subject to a $100,000 limit.

         Options granted under the 1997 Stock Option Plan will be exercisable during the period or periods specified in each option agreement. Options granted under the stock option plan are not exercisable after the expiration of 10 years from the date of grant (five years in the case of incentive stock options granted to a stockholder owning stock possessing more than 10% of the total combined voting power of all of the Company's classes of stock) and are not transferable other than by will or by the laws of descent and distribution.

2001 Stock Incentive Plan

         In June and July 2001, the Company's Board of Directors and stockholders, respectively, adopted the Company's 2001 Stock Incentive Plan ("Incentive Plan") pursuant to which the grant of any or all of the following types of awards may be made under the Incentive Plan (collectively, "Awards"):
(i) stock options, (ii) restricted stock, (iii) deferred stock and (iv) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the administrators of the Incentive Plan. A total of 1,800,000 shares of our common stock, subject to anti-dilution adjustment as provided in the Incentive Plan, have been reserved for distribution pursuant to the Incentive Plan. The maximum number of shares of common stock that may be issued upon the grant of an Award to any individual participant cannot exceed 500,000 shares during the term of the Incentive Plan.

         The Incentive Plan can be administered by the Company's Board of Directors or a committee consisting of two or more non-employee members of the Board of Directors appointed by the Board. The Board or the committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which common stock and other amounts payable with respect to an Award will be deferred. Unless sooner terminated, the Incentive Plan will expire at the close of business on June 20, 2011.

         The Incentive Plan provides for the grant of both incentive stock options and non-qualified stock options. The exercise price of an incentive stock option or a non-qualified stock option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an incentive stock Option granted to a stockholder who possesses more than 10% of the combined voting power of all classes of our stock may not be less than 110% of such fair market value. The aggregate fair market value (determined at the time the option is granted) of the shares of common stock covered by an incentive stock option granted under the Incentive Plan that become exercisable by a grantee for the first time in any calendar year cannot exceed $100,000.

         The Incentive Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the committee provides.

         Under the Incentive Plan, the Board or the committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of common stock, subject to such terms, conditions and restrictions as the Board or the committee deems appropriate.

         Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted under the Incentive Plan either alone or in tandem with other awards.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date, relating to the beneficial ownership of shares of Common Stock by (i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executives, and (iv) all directors and executive officers of the Company as a group.

                                                     Number of Shares
                                                     Of Common Stock        Percentage of Outstanding
                                                       Beneficially            Common Stock
Name of Beneficial Owner                                Owned(1)              Beneficially Owned
------------------------                                --------              ------------------
Nicko Feinberg...............................            740,500(2)                 7.8%
Stephen J. Cole-Hatchard.....................          1,065,718(3)                11.0%
Ronald Signore...............................            265,696(4)                 2.8%
William Barron...............................            178,972(5)                 1.9%
Stephen Crocker..............................            100,000(6)                 1.1%
Amy Wagner-Mele..............................            304,500(7)                 3.3%
Vasan Thatham................................            194,500(8)                 2.1%
All directors and executive officers as a group
(seven persons)..............................          2,849,886(9)                27.3%

------------

(1) The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)  Includes options to purchase 244,000 shares of Common Stock.

(3) Includes 159,650 shares held by the Cole-Hatchard Family Limited Partnership, of which Mr. Cole-Hatchard is the general partner, options to purchase 301,000 shares of Common Stock and 171,530 shares of Common Stock issuable upon exercise of 50,450 shares of the Company's Series B Preferred Stock.

(4) Includes warrants to purchase 41,664 shares of Common Stock and options to purchase 100,000 shares of Common Stock.

(5) Includes options to purchase 87,000 shares of Common Stock and 680 shares of Common Stock issuable upon conversion of 200 shares of the Company's Series B Preferred Stock.

(6)  Includes options to purchase 50,000 shares of Common Stock.

(7)  Includes options to purchase 149,000 shares of Common Stock.

(8)  Includes options to purchase 99,000 shares of Common Stock.

(9) Includes options and warrants to purchase 1,071,664 shares of Common Stock and 172,210 shares of Common Stock issuable upon exercise of 50,650 shares of the Company's Series B Preferred Stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Not Applicable

                              INDEPENDENT AUDITORS

         On January 10, 2001, the Company dismissed BDO Seidman, LLP ("BDO") as its principal independent accountant. Neither of BDO's reports on the financial statements of the Company for the fiscal years ended December 31, 1998 or December 31, 1999 contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee of the Company's Board of Directors, and approved by the Company's Board of Directors. During the fiscal years ended December 31, 1998 and December 31, 1999 and during the period from January 1, 2000 through January 10, 2001, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable event. On January 10, 2001 the Company engaged Goldstein Golub Kessler LLP as the Company's principal independent accountant to audit the financial statements of the Company for the year ended December 31, 2000.

         Goldstein, Golub Kessler LLP are the Company's independent auditors who reported on the financial statements of the Company for the fiscal year ended December 31, 2001. Goldstein Golub Kessler LLP has been selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending December 31, 2002. A representative of Goldstein Golub Kessler LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         Audit Fees. The aggregate fees billed by Goldstein Golub Kessler LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 (the "2001 fiscal year") and other services related to review of the quarterly reports filed with the Securities and Exchange Commission totaled approximately $60,000.

         Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are fulltime, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

         Financial Information Systems Design and Implementation Fees. There were no fees billed to the Company by Goldstein Golub Kessler LLP for professional services related to financial information systems design and implementation by Goldstein Golub Kessler LLP for the 2001 fiscal year.

         All Other Fees. Other fees billed for services rendered by Goldstein Golub Kessler LLP to the Company were $4,000 relating to services performed in connection with certain SEC filings other than the Company's Annual and Quarterly Reports . Fees of $9,400 were billed to the Company for tax preparation services rendered to the Company by TBS.

         The Audit Committee has considered whether the provision of these non-audit services by Goldstein Golub Kessler LLP and TBS is compatible with the maintaining of Goldstein Golub Kessler LLP's independence.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 2003 must submit the proposal in proper form and in accordance with applicable SEC regulations to the Company at its address set forth on the first page of this Proxy Statement not later than January 22, 2003 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

         After the January 22, 2003 deadline, a stockholder may present a proposal at the Company's 2003 annual meeting if it is submitted to the Company's Secretary at the address set forth above no later than April 9, 2003. If timely submitted, in proper form, the stockholder may present the proposal at the 2003 annual meeting, but the Company is not obligated to included the matter in its proxy statement.

                                OTHER INFORMATION

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2001 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 20, 2002. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                      FRONTLINE COMMUNICATIONS CORPORATION
                               ONE BLUE HILL PLAZA
                                  P.O. BOX 1548
                           PEARL RIVER, NEW YORK 10965
                           ATTENTION: AMY WAGNER-MELE

         The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                   By order of the Board of Directors,


                                   Stephen J. Cole-Hatchard
                                   Chief Executive Officer

May 22, 2002

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 26, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints STEPHEN J. COLE-HATCHARD and AMY WAGNER-MELE and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Frontline Communications Corporation (the "Company") on June 26, 2002, at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York 10006 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

     ELECTION OF DIRECTORS:
     [ ] FOR all nominees listed below                   [ ] WITHHOLD AUTHORITY
         (except as marked to the contrary below).           to vote for all nominees listed below.


         Stephen J. Cole-Hatchard, Nicko Feinberg, William A. Barron, Joseph V. Donahue
         and Ronald C. Signore

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)



--------------------------------------------------------------------------------
                  (Continued and to be signed on reverse side)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES LISTED ABOVE.


DATED: ________________________________, 2002

                                             Please sign exactly as name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.


                                             ----------------------------------
                                                        Signature

                                             ----------------------------------
                                                  Signature if held jointly


Please mark, sign, date and return this proxy card using the enclosed envelope.